UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 31, 2008

REUNION INDUSTRIES, INC.
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(Exact name of registrant as specified in its charter)

DELAWARE			01-15739			06-1439715
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(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

11 STANWIX STREET, SUITE 1400
PITTSBURGH, PENNSYLVANIA 15222
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(Address of principal executive offices, including zip code)


(412) 281-2111
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(Registrant's telephone number, including area code)


NOT APPLICABLE
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[   ]	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)

[   ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)

[   ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

	Effective December 31, 2008, Thomas L. Cassidy and Thomas N. Amonett resigned as directors of the Registrant. The Registrant's Board of Directors elected Thomas M. Certo as a director, effective January 1, 2009, to fill one of the vacancies created by the resignations. Mr. Certo will also serve on the Board's Audit and Compensation Committees.

       Since 1997, Mr. Certo has served as President and Chief Executive Officer of Gemini Holdings, Inc., a company based in Pittsburgh, PA that is engaged in the business of acquiring, managing and expanding mid-market companies from a diverse array of industries. There have been no transactions between the Company and Mr. Certo of the type described in Item 404(a) of Regulation S-K promulgated by the United States Securities and Exchange Commission.

	The Registrant is currently operating as debtor and debtor-in-possession in its case under Chapter 11 of the U.S. Bankruptcy Code, which is pending before U.S. Bankruptcy Court in Bridgeport, Connecticut.

SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	January 20, 2009					REUNION INDUSTRIES, INC.
								(Registrant)

							By /s/ John M. Froehlich
								John M. Froehlich
								Executive Vice President
								and Chief Financial Officer